EXHIBIT 24

                                POWER OF ATTORNEY

          The undersigned member of the Board of Directors of Knight-Ridder, Inc., does hereby constitute and appoint Gary R. Effren, Gordon Yamate and Polk Laffoon, and each of them, his/her true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for him/her in his/her name, place and stead in any and all capacities to sign any and all Reports on Form 10-K for the fiscal year ended December 29, 2002 (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or the undersigned substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEROF, the undersigned has signed his/her name hereto on the date set forth opposite his or her name.

Dated:         January 31, 2003                /s/ Kathleen Foley Feldstein
               ----------------                   ------------------------------
                                            By:    Kathleen Foley Feldstein
                                                   Director

Dated:         January 31, 2003                /s/ Thomas P. Gerrity
               ----------------                   ------------------------------
                                            By:    Thomas P. Gerrity
                                                   Director

Dated:         January 29, 2003                /s/ Barbara Barnes Hauptfuhrer
               ----------------                   ------------------------------
                                            By:    Barbara Barnes Hauptfuhrer
                                                   Director

Dated:         January 29, 2003                /s/ Ronald D. Mc Cray
               ----------------                   ------------------------------
                                            By:    Ronald D. Mc Cray
                                                   Director

Dated:         January 29, 2003                /s/ Pat Mitchell
               ----------------                    -----------------------------
                                            By:    Pat Mitchell
                                                   Director

Dated:         January 29, 2003                /s/ M. Kenneth Oshman
               ----------------                    -----------------------------
                                            By:    M. Kenneth Oshman
                                                   Director

Dated:         January 29, 2003                /s/ Vasant Prabhu
               ----------------                    -----------------------------
                                            By:    Vasant Prabhu
                                                   Director

Dated:         January 30, 2003                /s/ P. Anthony Ridder
               ----------------                    -----------------------------
                                            By:    P. Anthony Ridder
                                                   Director

Dated:         January 31, 2003                /s/ Gonzalo F. Valdes-Fauli
               ----------------                    -----------------------------
                                            By:    Gonzalo F. Valdes-Fauli
                                                   Director

Dated:         January 31, 2003                /s/ John E. Warnock
               ----------------                    -----------------------------
                                            By:    John E. Warnock
                                                   Director

Dated:         January 31, 2003                /s/ John L. Weinberg
               ----------------                    -----------------------------
                                            By:    John L. Weinberg
                                                   Director

Dated:         March 4, 2003                   /s/ Gary R. Effren
               ----------------                    -----------------------------
                                            By:    Gary R. Effren
                                                   Attorney-in-fact